THE ADVISORS’ INNER CIRCLE FUND III

Mesirow High Yield Fund (“High Yield Fund”)

Mesirow Small Company Fund (“Small Company Fund”)

(each, a “Fund” and together, the “Funds”)

Supplement dated March 3, 2025

to the Funds’ Summary Prospectuses and Prospectus,

each dated January 28, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus, and should be read in conjunction with the Summary Prospectuses and Prospectus.

Effective immediately, Robert Sydow, Kevin Buckle and James Lisko, the High Yield Fund’s portfolio managers, and Leo Harmon, John Nelson, Eric Jacobsohn and Andrew Hadland, the Small Company Fund’s portfolio managers, have joined MetLife Investment Management, LLC (“MetLife Investment Management”) as portfolio managers of the Funds, and MetLife Investment Management has become the investment adviser to the Funds. Messrs. Sydow, Buckle and Lisko will continue to be responsible for the day-to-day management of the High Yield Fund, and Messrs. Harmon, Nelson, Jacobsohn and Hadland will continue to be responsible for the day-to-day management of the Small Company Fund.

No changes to the Funds’ investment objectives, principal investment strategies or principal investment risks are expected as a result of the change of investment adviser, nor are there any expected changes to the Funds’ fees and expenses.

Accordingly, effective immediately, the Summary Prospectuses and Prospectus are hereby amended and supplemented as follows:

1.	All references in the Summary Prospectuses and Prospectus to Mesirow Financial Investment Management, Inc., as the High Yield Fund’s investment adviser, and Mesirow Institutional Investment Management, Inc., as the Small Company Fund’s investment adviser, are hereby deleted and replaced with references to MetLife Investment Management, LLC.

2.	All references to 833-MESIROW (833-637-4769) and www.mesirow.com (including references to www.mesirow.com/mutual-funds), in the Summary Prospectuses and Prospectus are hereby deleted and replaced with (800) 252-4993 and https://investments.metlife.com/mutual-fund-documents, respectively.

3.	In the “Fund Fees and Expenses” section of the Summary Prospectus for the High Yield Fund and the corresponding section of the Prospectus, the footnote to the “Annual Fund Operating Expenses” table is hereby deleted and replaced with the following:

1  MetLife Investment Management, LLC (the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until February 28, 2026 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2026.

4.	In the “Fund Fees and Expenses” section of the Summary Prospectus for the Small Company Fund and the corresponding section of the Prospectus, the footnote to the “Annual Fund Operating Expenses” table is hereby deleted and replaced with the following:

1  MetLife Investment Management, LLC (the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.98% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until February 28, 2026 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of the prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2026.

5.	The following disclosure is hereby added as new second and third sentences to the first paragraph of the section titled “Performance Information” of the Summary Prospectus for the High Yield Fund and the corresponding section of the Prospectus:

Prior to February 28, 2025, Mesirow Financial Investment Management, Inc. served as investment adviser to the Fund. If MetLife Investment Management had served as investment adviser to the Fund since inception, the Fund’s performance may have been higher or lower for any given period.

6.	The following disclosure is hereby added as new second and third sentences to the first paragraph of the section titled “Performance Information” of the Summary Prospectus for the Small Company Fund and the corresponding section of the Prospectus:

Between September 14, 2022 and February 28, 2025, Mesirow Institutional Investment Management, Inc. served as investment adviser to the Fund, and prior to September 14, 2022, Mesirow Financial Investment Management, Inc. served as investment adviser to the Fund. If MetLife Investment Management had served as investment adviser to the Fund since inception, the Fund’s performance may have been higher or lower for any given period.

7.	The “Portfolio Managers” section of the Summary Prospectus for the High Yield Fund is hereby deleted and replaced with the following:

Robert Sydow, Portfolio Manager, has managed the Fund since its inception in 2018.

Kevin Buckle, CFA, Portfolio Manager, has managed the Fund since its inception in 2018.

James Lisko, Portfolio Manager, has managed the Fund since its inception in 2018.

8.	The “Portfolio Managers” section of the Summary Prospectus for the Small Company Fund is hereby deleted and replaced with the following:

Leo Harmon, CFA, CAIA, Portfolio Manager, has managed the Fund since its inception in 2018.

John Nelson, CFA, Portfolio Manager, has managed the Fund since 2023.

Eric Jacobsohn, CFA, Portfolio Manager, has managed the Fund since 2023.

Andrew Hadland, CFA, Portfolio Manager, has managed the Fund since 2023.

9.	The “Investment Advisers” section of the Prospectus is hereby deleted and replaced with the following:

Investment Adviser

MetLife Investment Management, LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at One MetLife Way, Whippany, New Jersey 07981. As of December 31, 2024, MetLife Investment Management had approximately $596.9 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board oversees the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Mesirow High Yield Fund	0.55%
Mesirow Small Company Fund	0.75%

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until February 28, 2026 (each, a “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2026.

Fund	Contractual Expense Limit
Mesirow High Yield Fund	0.75%
Mesirow Small Company Fund	0.98%

In addition, the Adviser may receive from a Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended September 30, 2024, Mesirow Financial Investment Management, Inc. and Mesirow Institutional Investment Management, Inc., the Funds’ prior investment advisers, received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Fund	Advisory Fees Paid
Mesirow Financial Investment Management, Inc.
Mesirow High Yield Fund	0.23%
Mesirow Institutional Investment Management, Inc.
Mesirow Small Company Fund	0.00%

A discussion regarding the basis for the Board’s approval of the Adviser’s investment advisory agreement will be available in the Funds’ reports filed on Form N-CSR for the fiscal year ended September 30, 2025, when available.

10.	The “Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day to day management of the Funds.

Robert Sydow, Portfolio Manager, serves as a portfolio manager for the High Yield Fund. Mr. Sydow joined the Adviser on February 28, 2025. Prior to joining the Adviser, he was a senior managing director and chief investment officer at Mesirow. Prior to joining Mesirow in 2017, he was a senior vice president at Pacific Income Advisers from 2010 to 2017. Previously, he founded Grandview Capital and served in multiple positions at SunAmerica Investments’ High Yield Bond Department. Mr. Sydow also held multiple positions at First Interstate Bancorp and Atlantic Richfield Company. He earned joint undergraduate degrees in Economics and History, graduating summa cum laude, and an M.B.A. and J.D. from UCLA. Mr. Sydow has 37 years of industry experience.

Kevin Buckle, CFA, Portfolio Manager, serves as a portfolio manager for the High Yield Fund. Mr. Buckle joined the Adviser on February 28, 2025. Prior to joining the Adviser, he was a senior managing director at Mesirow. Prior to joining Mesirow in 2017, he was a senior vice president at Pacific Income Advisers from 2010 to 2017. Previously, he was a portfolio manager at Grandview Capital and a managing director at Willow Brook Capital, a private equity boutique. He also held multiple positions at SunAmerica Investments, where he co-managed high yield bond, leveraged loan, and structured product portfolios. Mr. Buckle earned a B.S. in Finance and Accounting and an M.B.A. with honors from the University of Southern California. He is a CFA charterholder. Mr. Buckle has 35 years of industry experience.

James Lisko, Portfolio Manager, serves as a portfolio manager for the High Yield Fund. Mr. Lisko joined the Adviser on February 28, 2025. Prior to joining the Adviser, he was a senior managing director at Mesirow. Prior to joining Mesirow in 2017, he was a senior vice president at Pacific Income Advisers from 2010 to 2017. Previously, he was a portfolio manager at Grandview Capital, portfolio manager at JPBT Advisors, senior analyst at Western Asset Management and SunAmerica Investments, and a director of research at Papillon Partners. Mr. Lisko earned an undergraduate degree in Finance from the Ohio State University and an M.B.A. from the University of Miami. Mr. Lisko has 32 years of industry experience.

Leo Harmon, CFA, CAIA, Portfolio Manager, serves as a portfolio manager for the Small Company Fund. Mr. Harmon joined the Adviser on February 28, 2025. Prior to joining the Adviser, he was a senior managing director at Mesirow. Prior to joining Mesirow in 2016, he was with FMA from 2003 to 2016. Before that, he was a portfolio manager at Allstate Insurance, Allstate Investments LLC. Mr. Harmon is a CFA charterholder and a member of the CFA Institute, the National Association of Securities Professionals, and the Economics Club of Chicago. He is also a member of the CFA Society of Chicago where he was appointed to the board of directors and served as Chairman. Mr. Harmon also serves as a member of the Board of Trustees for Bradley University. He has served as Chairman on the External Investment Committee for the Office of the Illinois State Treasurer. Mr. Harmon earned a B.S. in Finance from Bradley University and an M.B.A. with a concentration in Finance from the Fuqua School of Business at Duke University. Mr. Harmon has over 30 years of industry experience.

John Nelson, CFA, Portfolio Manager, serves as a portfolio manager for the Small Company Fund. Mr. Nelson joined the Adviser on February 28, 2025. Prior to joining the Adviser, he was a managing director at Mesirow. Prior to joining Mesirow in 2016, he was with FMA from 2014 to 2016. Before that, he served as an equity Research Analyst and Portfolio Manager at Gofen and Glossberg as well as an equity Research Analyst at William Blair & Company. Mr. Nelson is a CFA® charterholder, member of the CFA Society of Colorado and the CFA Institute, and earned the FSA Credential from the Sustainability Accounting Standards Board. Mr. Nelson earned a B.A. in political science and international affairs from the University of Nebraska and an M.B.A. with dual concentration in Finance and Accounting from the Kelley School of Business at Indiana University. Mr. Nelson has over 21 years of industry experience.

Eric Jacobsohn, CFA, Portfolio Manager, serves as a portfolio manager for the Small Company Fund. Mr. Jacobsohn joined the Adviser on February 28, 2025. Prior to joining the Adviser, he was a managing director at Mesirow. Prior to joining Mesirow in 2017, he was at Calamos Investments where he was responsible for leading the research effort for U.S. cyclicals. He has also served as a buy-side senior equity Research Analyst at Columbia Wanger Investment Management and held an analyst role at Robert W. Baird & Company. Mr. Jacobsohn is a CFA® charterholder, a member of the CFA Society of Chicago and the CFA Institute and earned the FSA Credential from the Sustainability Accounting Standards Board. Mr. Jacobsohn earned a B.B.A. in Finance and Real Estate from the University of Wisconsin - Madison, and an M.B.A. from the University of Chicago Booth School of Business. Mr. Jacobsohn has over 20 years of industry experience.

Andrew Hadland, CFA, Portfolio Manager, serves as a portfolio manager for the Small Company Fund. Mr. Hadland joined the Adviser on February 28, 2025. Prior to joining the Adviser, he was a managing director at Mesirow. Prior to joining Mesirow in 2016, he was with FMA. Prior to joining FMA, Mr. Hadland served as a Senior Equity Analyst at The Northern Trust Company and a Senior Analyst and Co-Portfolio Manager at Conseco Capital Management. Mr. Hadland earned a B.S. in Finance from Miami of Ohio University and an M.B.A. with dual concentration in Finance and Equity Valuation from the Kelley School of Business at Indiana University. Mr. Hadland is a CFA charterholder and member of the CFA Society of Chicago and CFA Institute. Mr. Hadland has over 27 years of industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

11.	The “Related Performance Data of Mesirow Financial Investment Management, Inc.” section of the Prospectus is hereby deleted in its entirety.

12.	The “Investment Advisers” sub-section of the Back Cover Page of the Prospectus is hereby deleted and replaced with the following:

Investment Adviser

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MES-SK-008-0100

THE ADVISORS’ INNER CIRCLE FUND III

Mesirow High Yield Fund (“High Yield Fund”)

Mesirow Small Company Fund (“Small Company Fund”)

(each, a “Fund” and together, the “Funds”)

Supplement dated March 3, 2025

to the Funds’ Statement of Information (“SAI”) ,

dated January 28, 2025

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective immediately, Robert Sydow, Kevin Buckle and James Lisko, the High Yield Fund’s portfolio managers, and Leo Harmon, John Nelson, Eric Jacobsohn and Andrew Hadland, the Small Company Fund’s portfolio managers, have joined MetLife Investment Management, LLC (“MetLife Investment Management”) as portfolio managers, and MetLife Investment Management has become the investment adviser to the Funds. Messrs. Sydow, Buckle and Lisko will continue to be responsible for the day-to-day management of the High Yield Fund, and Messrs. Harmon, Nelson, Jacobsohn and Hadland will continue to be responsible for the day-to-day management of the Small Company Fund.

No changes to the Funds’ investment objectives, principal investment strategies or principal investment risks are expected as a result of the change of investment adviser, nor are there any expected changes to the Funds’ fees and expenses.

Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	All references in the SAI to Mesirow Financial Investment Management, Inc. as the High Yield Fund’s investment adviser, and Mesirow Institutional Investment Management, Inc. as the Small Company Fund’s investment adviser, are hereby deleted and replaced with references to MetLife Investment Management, LLC.

2.	All references to 833-MESIROW (833-637-4769) and www.mesirow.com/mutual-funds in the SAI are hereby deleted and replaced with (800) 252-4993 and https://investments.metlife.com/mutual-fund-documents, respectively.

3.	All references to the “Advisers” and the “Advisory Agreements” in the SAI are hereby deleted and replaced with the “Adviser” and the “Interim Advisory Agreements,” respectively.

4.	The “Investment Advisers” section of the SAI is hereby deleted and replaced with the following:

Investment Adviser

General. MetLife Investment Management, LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at One MetLife Way, Whippany, New Jersey 07981. The Adviser is a wholly owned subsidiary of MetLife, Inc., a publicly held company. As of December 31, 2024, MetLife Investment Management had approximately $596.9 billion in assets under management.

Advisory Agreement. The Trust and the Adviser have entered into separate interim investment advisory agreements (the “Interim Advisory Agreements”) with respect to each Fund. Under the Interim Advisory Agreements, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the oversight of, and policies established by, the Board.

The Interim Advisory Agreements will continue in force for up to 150 days, during which time the Funds will solicit the approval of shareholders for a new investment advisory agreement (the “New Advisory Agreement”) that would have an initial period of two years. After the initial two-year term, the continuance of the New Advisory Agreement, if approved by the Funds’ shareholders, must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the New Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement, if approved by the Funds’ shareholders, will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding voting securities of the Fund, or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the New Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Interim Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Mesirow High Yield Fund	0.55%
Mesirow Small Company Fund	0.75%

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until February 28, 2026 (each, a “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2026.

Fund	Contractual Expense Limit
Mesirow High Yield Fund	0.75%
Mesirow Small Company Fund	0.98%

In addition, the Adviser may receive from a Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal years ended September 30, 2022, 2023 and 2024, the Funds paid Mesirow Financial Investment Management, Inc. (“MFIM”) and Mesirow Institutional Investment Management, Inc. (“MIIM”), the Funds’ prior investment advisers (the “Prior Advisers”), the following advisory fees:

Fund	Contractual Advisory Fees			Fees Waived by the Prior Advisers[1]			Total Fees Paid to the Advisers (After Waivers)
	2022	2023	2024	2022	2023	2024	2022	2023	2024
High Yield Fund	$358,071	$350,341	$631,469	$301,681	$350,341	$383,283	$56,390	$0	$248,186
Small Company Fund[2]	$93,742	$187,398	$215,050	$93,742	$187,398	$215,050	$0	$0	$0

1	For the fiscal year ended September 30, 2023, MFIM additionally reimbursed fees of $63,286 for the High Yield Fund to maintain the stated expense cap under MFIM’s contractual expense limit with the Fund. For the fiscal year ended September 30, 2024, MIIM additionally reimbursed fees of $6,787 for the Small Company Fund to maintain the stated expense cap under MIIM’s contractual expense limit with the Fund. For the fiscal year ended September 30, 2023, MIIM additionally reimbursed fees of $81,751 for the Small Company Fund to maintain the stated expense cap under MIIM’s contractual expense limit with the Fund. For the fiscal year ended September 30, 2022, MFIM or MIIM additionally reimbursed fees of $136,107 for the Small Company Fund to maintain the stated expense cap under the applicable contractual expense limit with the Fund (For periods prior to July 1, 2022, MFIM served as investment adviser to the Small Company Fund. MIIM replaced MFIM and became the Small Company Fund's investment adviser effective on July 1, 2022. All fees reimbursed prior to July 1, 2022 were paid by MFIM and all fees reimbursed from July 1, 2022 through September 30, 2022 were paid by MIIM).

2	For periods prior to July 1, 2022, MFIM served as investment adviser to the Small Company Fund. MIIM replaced MFIM and became the Small Company Fund’s investment adviser effective on July 1, 2022. All advisory fees paid or waived prior to July 1, 2022 were paid to or waived by MFIM and all advisory fees paid or waived from July 1, 2022 through September 30, 2024 were paid to or waived by MIIM.

5.	The sub-sections titled “Compensation” and “Conflicts of Interest” under the “Portfolio Managers” section of the SAI are hereby deleted and replaced with the following:

Compensation. The Adviser is a wholly owned affiliate of MetLife, Inc. The compensation program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The compensation program is primarily comprised of three elements:

(i) Base Salary: Base salaries are generally reviewed annually and are based on market competitiveness.

(ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long Term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.

An investment professional’s short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Adviser has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. The Adviser and/or its affiliates manage certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Funds and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Funds’ investments could be adversely affected by the manner in which the Adviser enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

The Adviser has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with the Adviser’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. The Adviser will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of the Adviser permits a fair and equitable allocation over time.

The Adviser manages the Funds and other client accounts in accordance with their respective investment objectives and guidelines. As a result, the Adviser may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice the Adviser may give to a Fund, or may involve a different timing or nature of action than with respect to that Fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of a Fund may differ significantly from the results achieved by the Adviser for other client accounts.

6.	Appendix B of the SAI is hereby deleted and replaced with the following:

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

(February 2025)

1	Introduction

Purpose

The purpose of this policy is to set forth how MetLife Investment Management, LLC (“MIM, LLC”) votes proxies.

MIM, LLC has established this proxy voting policy with respect to MIM, LLC client accounts (referred to as “client” in this policy) where MIM, LLC has been delegated discretionary proxy voting authority. It is MIM, LLC’s policy to vote client proxies (“proxies”) for the benefit of and in the best interests of its clients in accordance with its fiduciary duty, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other applicable laws (including the fiduciary standards and responsibilities for ERISA accounts set out in ERISA regulation §2550.404a-1 ).

This policy does not apply where MIM, LLC has not been delegated proxy voting authority by a client (i.e., the client has retained the authority or designated someone other than MIM, LLC to vote proxies on its behalf). This policy is available to all clients upon request, with the understanding that it is subject to change at any time without notice.

Scope

MIM, LLC is responsible for managing (i) the investment portfolios of MetLife, Inc. subsidiaries (“MetLife Accounts”), and (ii) certain insurance company separate accounts and certain collective investment funds and unaffiliated managed account clients (“Client Accounts” and, together with the MetLife Accounts, the “Accounts”).

Policy Ownership

This Policy is owned by the Head of Investments Compliance and will be reviewed at least every other year.

Exceptions and Escalation

This Policy is to be adhered to in all circumstances. Where an exception scenario arises that contravenes this Policy it should be escalated for approval to Investments Compliance.

2	Policy

Overview

MIM, LLC has adopted these policies and procedures based on the guiding principle that any proxy vote must be done in the best interest of the client and with the intent to maximize the economic value of a particular security. These procedures are designed to ensure that material conflicts of interest on the part of MIM, LLC or its affiliates do not affect voting decisions on behalf of clients. All MIM, LLC personnel who are involved in the voting of proxies are required to adhere to these policies and procedures.

Once a client has expressly delegated its proxy voting rights to MIM, LLC, MIM, LLC generally votes every proxy. However, MIM, LLC may abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of MIM, LLC, the costs associated with voting a particular proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.

MIM, LLC does not generally accept any subsequent direction on matters presented to shareholders for vote, regardless of whether such subsequent directions are from the client itself or a third party acting on behalf of the client. MIM, LLC views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.

MIM, LLC has adopted proxy voting guidelines (the “Guidelines”) that set forth how MIM, LLC plans to vote on specific matters presented for shareholder vote. These Guidelines are periodically reviewed and updated by MIM, LLC’s Proxy Voting Committee (the “Proxy Committee”) and maintained by the Proxy Committee. The Guidelines are intended to address most material conflicts of interest. MIM, LLC, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. MIM, LLC’s procedures for determining an Override are set forth herein. There are three (3) separate sets of guidelines that are utilized by MIM, LLC which clients may select from, (1) standard guidelines, (2) specialized guidelines for Taft-Hartley and other union related accounts, and (3) specialized guidelines for public entity accounts. The specialized guidelines are intended to be specific their particular concerns.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of MIM, LLC to maintain the confidentiality of the particular votes that it casts on behalf of clients. MIM, LLC will furnish to a particular client details of how MIM, LLC has voted the securities in its account; clients can request this information by contacting MIM, LLC. MIM, LLC does not, however, generally disclose the results of voting decisions to third parties (other than those that may have participated in the voting process, as described below).

Proxy Voting Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by the Proxy Committee. The Proxy Committee may change its structure or composition from time to time, but at all times shall consist of at least one representative from MIM, LLC’s Index Strategies team, one member from Operations, one member from MIM, LLC’s Public Fixed Income team, one member from MIM, LLC’s Equity Management team, and one member from Investments Compliance. If other investment divisions of MIM, LLC have assets that require proxy voting, then such unit shall appoint at least one member from their respective investment team. MIM Legal serves as an adviser to the Proxy Committee, but is not a required attendee.

A member of Investments Compliance is responsible for keeping records of the Proxy Committee’s meetings.

The Proxy Committee shall hold at least two regular meetings during each calendar year, at which the Proxy Committee reviews the proxy voting service provider, the Guidelines and proxy voting record data with respect to votes taken in accordance with these policies and procedures since the previous meeting. Information for the Proxy Committee meeting is submitted by the Index Strategies Team, the Equity Management Team, and Operations (on behalf of public fixed income).

The Proxy Committee shall also meet: whenever there is a recommendation that the Proxy Committee authorize an Override; in the event of a proxy vote where a material conflict of interest has been identified; or at such other times as the Proxy Committee may determine. Proxy Committee meetings may be held in person, via teleconference or through communication by email.

On all matters, the Proxy Committee makes its decisions by a vote of a majority of the members of the Proxy Committee present at the meeting. At any meeting of the Proxy Committee, a majority of the members of the Proxy Committee in attendance (whether in person or virtual) constitutes a quorum.

Proxy Voting Service Vendor

MIM, LLC has retained Institutional Shareholder Services (“ISS”) to vote proxies on MIM, LLC’s behalf. MIM, LLC also has adopted the ISS voting guidelines as the Guidelines set forth above. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as MIM, LLC. ISS receives a daily electronic feed of all holdings in relevant MIM, LLC client voting accounts, and monitors the client accounts and their holdings to ensure that all proxies are received. MIM, LLC has directed ISS to vote proxies in accordance with the Guidelines approved by the Proxy Committee and shall monitor the voting of the proxies.

The Proxy Committee shall, no less than annually, review the services provided by ISS or any other proxy voting and recording service provider retained by MIM, LLC, to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of MIM, LLC’s clients.

In making such an assessment the review may consider:

•	The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;
•	The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or;
•	Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

No less than annually, MIM, LLC shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

MIM exercises additional prudence and diligence in the selection and monitoring of ISS by taking steps which include assessing the qualifications of ISS, the quality of services offered, and the reasonableness of fees charged in light of the services provided.

Overriding the Guidelines

MIM, LLC may Override the Guidelines when such an Override is consistent with this policy and the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote, as further described below.

If any member of the Proxy Committee, or other individual within MIM, LLC, believes that MIM, LLC should vote in a manner inconsistent with the Guidelines, such person must notify MIM, LLC’s Chief Compliance Officer (“CCO”). The CCO will work with the Proxy Committee to make a determination as to whether the situation presents a material conflict of interest.

The term “conflict of interest,” for purposes of this Policy, refers to a situation in which MIM, LLC or its affiliates have a financial interest in the proxy matter, other than the obligation MIM, LLC incurs as investment adviser, which may compromise MIM, LLC’s freedom of judgment and action with respect to the voting of the proxy. The CCO, in consultation with MIM, LLC Legal, shall determine if there is a conflict of interest and whether or not it is material to the voting of a proxy.

No Material Conflict of Interest

If it is determined that there is no material conflict of interest, MIM, LLC will present the matter to the Proxy Committee for a vote. If the Proxy Committee approves the Override, the appropriate member of MIM, LLC will instruct ISS to vote accordingly prior to the voting deadline. MIM, LLC will retain records of documents material to any such determination and the voting of any such proxy.

Material Conflict of Interest

If, it is determined that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to override the guidelines. As part of its deliberations, the Proxy Committee will consider, as applicable, the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
•	data regarding client holdings in the relevant issuer;
•	pertinent information related to a material conflict of interest, together with all relevant materials;
•	the vote indicated by the Guidelines, together with any relevant information provided by ISS; and
•	the rationale for the request for an Override, together with all relevant information.

After review, the Proxy Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of clients’ holdings. The Proxy Committee may vote to authorize an Override with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Proxy Committee determines that such an Override would be in the best interests of clients. Whether or not the committee authorizes an Override, the Proxy Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the group responsible for keeping records of the Proxy Committee’s meetings.

Votes Not Governed by Guidelines

In the event that there is a matter presented for a proxy vote that is not governed by the Guidelines, the Proxy Committee will follow a process similar to that set forth above in determining how to vote the proxy. In the event of a conflict of interest, the Proxy Committee also will follow a process similar to that set forth above. In such a scenario, the relevant portfolio management team will make a recommendation to the Proxy Committee as to how such proxy should be voted, based on the portfolio management team’s assessment of the particular matter(s) at issue and what they believe to be in the best interest of the client, with the intent to maximize the economic value of the particular security. Under normal circumstances, the Proxy Committee shall approve the portfolio management team’s recommendation, and a member of MIM, LLC will instruct ISS to vote in accordance with the recommendation. In the event that MIM, LLC Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to arrive at a voting decision, following the applicable considerations and documentation requirements set forth in the “Material Conflict of Interest” section above.

No Undue Influence

If at any time any MIM, LLC associate is pressured or lobbied with respect to overriding the Guidelines for a particular shareholder vote, such person should provide information regarding such activity to the CCO who will notify Investments Legal and the Proxy Committee and maintain a record of this information. The Proxy Committee will consider this information in evaluating any proposed Override with respect to such a vote.

Books and Records

MIM, LLC maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. MIM, LLC may delegate this responsibility to ISS or any other proxy voting and recording service provider retained by MIM, LLC. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of this policy;
•	proxy statements received regarding client securities;
•	a record of each vote cast, and such records are accessible to MIM, LLC;
•	a copy of any document created by MIM, LLC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
•	each written client request for proxy voting records and MIM, LLC’s written response to any (written or oral) client request for such records.

3	Policy Governance

This Policy is governed by the MIM Policy Working Group and will be reviewed, updated, and approved accordingly.

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